THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 162
                10 UNCOMMON VALUES TRUST, 1996 PORTFOLIO

          Supplement to the Prospectus dated September 9, 1996

Notwithstanding anything to the contrary in the Prospectus, investors who purchase Units between December 19, 1996 and December 31, 1996 will do so subject only to the amount of the remaining deferred sales charge, deferred as set forth in the Prospectus. The applicable dealer concession or agency commission for Units sold during this period will be $0.14 per Unit.

December 19, 1996



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